SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss. 240.14a-12.

                  CONNECTICUT DAILY TAX FREE INCOME FUND, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)    Title of each class of securities to which transaction applies:
               N/A

        (2)    Aggregate number of securities to which transaction applies: N/A

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
               N/A

        (4)    Proposed maximum aggregate value of transaction: N/A

        (5)    Total fee paid: $0

[ ]      Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid: N/A

        (2) Form, Schedule or Registration Statement No.: N/A

        (3) Filing Party: N/A

        (4) Date Filed: N/A

                  Connecticut Daily Tax Free Income Fund, Inc.
                       Florida Daily Municipal Income Fund
                  New Jersey Daily Municipal Income Fund, Inc.

                                600 Fifth Avenue
                            New York, New York 10020

                                                                October 23, 2009

Dear Shareholder:

Enclosed are a notice and a proxy statement concerning a special joint meeting of shareholders of Connecticut Daily Tax Free Income Fund, Inc. and New Jersey Daily Municipal Income Fund, Inc., each a Maryland corporation and Florida Daily Municipal Income Fund, a Massachusetts business trust (each, a "Fund" and, together, the "Funds") to be held on or about November 9, 2009. The matter you are being asked to vote on is the approval of the proposed liquidation and dissolution of each of the Funds, as described more fully in the enclosed proxy statement. As of October 15, 2009, Natixis Global Asset Management, LP ("NGAM"), the parent company of the Funds' investment adviser, owns 52.88% interest in the Connecticut Daily Tax Free Income Fund, Inc., 55.90% interest in the Florida Daily Municipal Income Fund and 57.51% interest in the New Jersey Daily Municipal Income Fund, Inc. and anticipates voting in favor of the proposal to liquidate and dissolve each of the Funds. As the majority shareholder for each of the Funds, NGAM's vote will determine the outcome of the proposal.

Reading this letter completely may make your review of the proxy statement easier. We ask that you review the proxy statement and vote your shares promptly. You can vote by returning the enclosed card or following the instructions located on your proxy card to vote via the Internet or touch-tone telephone.

Q. What is the Proposal about?

The proposal is to liquidate each of the Funds and return to all shareholders their investment as of the date of the liquidation. The proposal specifically requires approval by shareholders of the liquidation and dissolution of the Funds as set forth in each Fund's Plan of Liquidation and Dissolution (each a "Plan", and, collectively, the "Plans"). Pursuant to each Fund's Articles of Incorporation or Declaration of Trust, respectively, each Fund must obtain shareholder approval to liquidate and dissolve. The Boards of Directors/Trustees of the Funds (the "Board") reviewed this proposal and determined that it is advisable to liquidate and dissolve the Funds and to approve the Plan for each Fund. Therefore, the Board has scheduled the meeting on November 9, 2009 to seek your approval of the liquidation and dissolution of the Funds, as set forth in each Plan. The Board recommends that you approve the proposal after you carefully study the enclosed materials.

Q. Why is the Board Recommending this Proposal?

At a meeting of the Board held on June 9, 2009, the Board, upon the recommendation of the Funds' investment adviser, Reich & Tang Asset Management, LLC (the "Adviser"), determined that it is advisable to liquidate the Funds. In making this determination, the Board considered several factors, including, among other things, each Fund's competitive positioning, future growth expectations and each Fund's profitability to the Adviser. Please refer to the proxy statement for a more detailed description of the factors considered by the Board.

Q.  How Will the Liquidation Work?

If the liquidation is approved by shareholders, each Fund immediately thereafter will not engage in any business activities, except to wind up its business, convert its portfolio securities to cash, and make one or more liquidating distributions to shareholders on a pro rata basis after deducting amounts necessary to satisfy any remaining liabilities. If the Fund's shareholders approve the liquidation, each Fund expects to make liquidating distributions to shareholders by approximately the end of December, 2009, or earlier. After the distributions are made and other formalities addressed, each Fund will cease to exist.

Q.  Who Pays for this Proxy Expense?

The Adviser is paying the costs associated with the proxy, not the Funds or any of their shareholders.

Q.  How Does the Board Recommend I Vote?

After careful consideration, the Board, including the independent directors/trustees, recommends that you vote in favor of the proposal to liquidate and dissolve each Fund.

Q. What do I need to do if NGAM approves the proposal?

Nothing. If NGAM approves the proposal and you still hold your shares on the dissolution date, the Fund you are invested in will automatically mail a check to you at your address of record with your liquidation proceeds. You can also redeem your shares prior to the dissolution date by following the policies set forth in the Fund's prospectus. If you do redeem your shares before the dissolution date, we ask that you still vote your shares by returning the enclosed proxy card because you are still considered a shareholder of record for the meeting.

Q. Do All of the Funds Need to Approve their respective Liquidation Proposal for Any of the Funds to Liquidate?

No. Each Fund's liquidation is not conditioned on all Funds liquidating.

Now you can use the Internet or your telephone, if you want to vote electronically. Please see your proxy card for more information and the instructions. If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote, you may do so using the proxy card, telephone or Internet. If your shares are held in the name of a bank, broker or other holder of record, you will receive other instructions that you must follow in order to vote.

If you have questions, please call your financial representative. Or, if your questions relate specifically to the proxy matters, please call the Funds at 800-433-1918 or by visiting the Funds' website at http://www.money-funds.com/funds/index.

Sincerely,


Michael P. Lydon
President

                  Connecticut Daily Tax Free Income Fund, Inc.
                       Florida Daily Municipal Income Fund
                  New Jersey Daily Municipal Income Fund, Inc.
                                600 Fifth Avenue
                            New York, New York 10020
                                 (212) 830-5220

                 Notice of Special Joint Meeting of Shareholders

                                November 9, 2009

     Notice is hereby given that a Special Joint Meeting of the Shareholders (the "Shareholder Meeting") of the Connecticut Daily Tax Free Income Fund, Inc., the Florida Daily Municipal Income Fund, and the New Jersey Daily Municipal Income Fund, Inc., (each a "Fund", and together the "Funds") and each of their portfolios have been scheduled for November 9, 2009, at 10:00 a.m. (Eastern time). The Shareholder Meeting will be held at the offices of the Funds, 600 Fifth Avenue - 8th Floor, New York, New York 10020.

     The purpose of the Shareholder Meeting is to consider the proposal set forth below and to transact such other business as may be properly brought before the Shareholder Meeting or any adjournment(s) thereof. The specifics of the proposal, which is more fully described in the attached proxy statement, is as follows.

     1. To consider and act upon a proposal to liquidate and dissolve each Fund, as set forth in the Plan of Liquidation and Dissolution attached to the accompanying proxy statement as Appendices A, B and C.

The Board of Directors/Trustees recommends that you vote in favor of the Proposal.

     This notice, the proxy statement and proxy cards are being sent beginning on or about October 23, 2009 to shareholders of record at the close of business on October 15, 2009 entitled to notice of and to vote at the meeting and any adjourned session. If you attend the Shareholder Meeting, you may vote your shares in person. If you do not expect to attend the Shareholder Meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy card(s). In addition to voting by mail, you may also authorize your vote by either telephone or via the Internet, as follows:

To vote by Telephone:                       To vote by the Internet:
--------------------                        ----------------------

(1) Read the proxy statement and            (1) Read the proxy statement and have
    the enclosed proxy card at have hand.       the enclosed proxy card at hand.

(2) Call the toll-free number that          (2) Go to the website that appears on
    appears on the enclosed proxy card.         the enclosed proxy card.

(3) Enter the control number set forth      (3) Enter the control number set forth
    on the enclosed proxy card and follow       on the enclosed proxy card and follow the
    the simple instructions.                    simple instructions.

     We encourage you to vote your shares by telephone or via the Internet using the control number that appears on your enclosed proxy card(s). Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote. If you should have any questions about this notice or the proxy materials, we encourage you to call us at 800-433-1918.

                                    BY ORDER OF THE BOARD OF DIRECTORS/TRUSTEES,

                                    /s/ Christine Manna

                                    CHRISTINE MANNA
                                    SECRETARY OF THE FUNDS

October 23, 2009


 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL
                  JOINT MEETING OF SHAREHOLDERS TO BE HELD ON
                                NOVEMBER 9, 2009


         The Funds' notice of Special Joint Meeting of Shareholders, proxy statement and form of proxy are available on the Internet at http://www.money-funds.com/funds/index.

PLEASE RESPOND. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(s), WHICH NEED(s) NO POSTAGE IF MAILED IN THE UNITED STATES, OR SUBMIT YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET, AS INSTRUCTED. IF YOUR SHARES ARE HELD IN THE NAME OF A BANK, BROKER OR OTHER HOLDER OF RECORD, YOU WILL RECEIVE OTHER INSTRUCTIONS THAT YOU MUST FOLLOW IN ORDER TO VOTE.
2

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Corporate Accounts                                                   Valid Signature

ABC Corp..........................................................   ABC Corp. (by John Doe, Treasurer)
ABC Corp..........................................................   John Doe, Treasurer
ABC Corp. c/o John Doe, Treasurer.................................   John Doe
ABC Corp. Profit Sharing Plan.....................................   John Doe, Trustee


Trust Accounts

ABC Trust.........................................................   Jane B. Doe, Trustee
Jane B. Doe, Trustee u/t/d 12/28/78...............................   Jane B. Doe


Custodial or Estate Accounts

John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA................   John B. Smith
John B. Smith                                                        John B. Smith, Jr., Executor

                                 PROXY STATEMENT

                  Connecticut Daily Tax Free Income Fund, Inc.
                       Florida Daily Municipal Income Fund
                  New Jersey Daily Municipal Income Fund, Inc.

                                600 Fifth Avenue
                            New York, New York 10020
                                 (212) 830-5220

     This Proxy Statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors/Trustees of Connecticut Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, and New Jersey Daily Municipal Income Fund, Inc. (each, a "Fund" and, together, the "Funds") and each of their portfolios for use at the special joint meeting of shareholders to be held on November 9, 2009 at 10:00 a.m. (Eastern time) at the offices of the Funds, 600 Fifth Avenue - 8th Floor, New York, New York 01002, and at any adjourned session(s) thereof (such meetings and any adjournments thereof are hereinafter referred to together as, the "Shareholder Meeting"). Shareholders of record of the Funds at the close of business on October 15, 2009 (the "Record Date") are entitled to vote at the Shareholder Meeting ("Shareholders"). The meeting notice, proxy card(s) and this Proxy Statement are being mailed to Shareholders on or about October 23, 2009.

     Additional information about each Fund is available by calling (800) 433-1918 or by visiting the Funds' website at http://www.money-funds.com/funds/index. If you need additional copies of this Proxy Statement, please contact the Funds by calling (800) 433-1918 or by visiting the Funds' website at http://www.money-funds.com/funds/index.

PROPOSAL:    Liquidation and Dissolution of the Funds

     The only item of business that the Board expects will come before the Shareholder Meeting is the liquidation and dissolution of each Fund, including all portfolios/classes, as set forth in each Fund's Plan of Liquidation and Dissolution (each a "Plan", and collectively, the "Plans") adopted by the Board and attached hereto as Appendices A, B and C.

     For the reasons discussed below, the Board has approved, and recommends that the shareholders approve, the liquidation and dissolution of the Funds.

     Pursuant to the Articles of Incorporation (the "Charter") of Connecticut Daily Tax Free Income Fund, Inc. and New Jersey Daily Municipal Income Fund, Inc., and the Declaration of Trust for Florida Daily Municipal Income Fund, the Funds cannot be liquidated unless their shareholders vote to approve the liquidation. The Shareholder Meeting is being held to seek shareholder approval of the liquidation.

     Any shareholder who owned shares of the Fund on the Record Date is entitled to notice of, and to vote at, the Shareholder Meeting and any postponement or adjournment thereof. Each share is entitled to cast one vote, and fractional shares are entitled to cast a proportionate fractional vote. Shareholders of a Fund will vote together as a single class.

As of October 15, 2009, Natixis Global Asset Management, LP ("NGAM"), the parent company of the Funds' investment adviser, owns 52.88% interest in the Connecticut Daily Tax Free Income Fund, Inc., 55.90% interest in the Florida Daily Municipal Income Fund and 57.51% interest in the New Jersey Daily Municipal Income Fund, Inc. and anticipates voting in favor of the proposal to liquidate and dissolve each of the Funds. As the majority shareholder for each of the Funds, NGAM's vote will determine the outcome of the proposal.

     The Board recommends that the shareholders of each Fund vote to approve the liquidation and dissolution of the Fund, as set forth in its Plan.

The Liquidation in General

     At a Meeting of the Board held on June 9, 2009, the Board unanimously approved, and recommended to shareholders for their approval, the Adviser's proposal that each Fund be liquidated and dissolved in accordance with the Plans and recommended the Plans to shareholders for their approval. The Plans provide for the complete liquidation of all of each Fund's assets and distribution to shareholders of the proceeds of the liquidation. If Shareholders approve the Plans, Reich & Tang Asset Management, LLC (the "Adviser"), will undertake to liquidate each Fund on such terms and conditions as the Adviser determines to be reasonable and in the best interests of the Fund and its shareholders. The costs of the liquidation will be borne by the Adviser. Once a Fund's investment securities are liquidated, the Fund will make a pro rata distribution to the shareholders of those and other assets of the Fund, less liabilities and assets set aside to pay expected liabilities, as described below. If the proposed liquidation and dissolution of the Fund is not approved by the Fund's shareholders, the Board will consider, at that time, what appropriate action to take, if any, although it is anticipated that the Fund would remain closed to new investments, its expense ratio would increase, and its performance would suffer. Shareholders should consider that currently the Adviser is paying some Fund expenses and waiving a portion of its advisory fee, and that the Adviser has informed the Board that it intends to discontinue absorbing Fund expenses and waiving a portion of its advisory fee if this proposal is not approved by Shareholders. Each Fund's liquidation is not contingent on all Funds receiving approval to liquidate.

Reasons for the Liquidation

     At meetings of the Board of the Funds held on June 9, 2009, the Board considered among other things, each Fund's competitive positioning, future growth expectations, profitability to the Adviser, and the Adviser's commitment to put in place fee waiver and expense reimbursement agreements during the liquidation process and to be responsible for covering the costs associated with the Proxy Statement. As a result, the Board, including all of the directors/trustees who are not interested persons (as defined in the Investment Company Act of 1940, as amended) of the Funds (the "Independent Directors/Trustees"), determined, based on the materials presented, the discussions held, and the representations and commitments made by the Adviser, to accept the Adviser's recommendation and determined that it was advisable to liquidate and dissolve the Funds and to recommend that the Funds' shareholders vote to approve the liquidation and dissolution of the Funds, as set forth in the Plans.

Management of the Funds

     Prior to shareholder approval of the Plans, each Fund's assets will continue to be managed by the Adviser in accordance with each Fund's current management contract and current investment objective and policies. However, as disclosed in a supplement to each Fund's Prospectus dated June 15, 2009, the Board directed the Adviser to manage the Funds in a conservative manner until the liquidation (if approved by shareholders) to minimize any potential deviation between the amortized cost and the market value of the Fund's assets, so as to avoid or minimize a potential shortfall for shareholders in liquidation between the Fund's $1.00 share price and the per share value of assets distributed in liquidation. The Adviser represented to the Board, at the June 9, 2009, meeting that it had reviewed each individual security in each Fund's portfolio and did expect that each Fund would return $1.00 per share, although there is no assurance that will prove to be the case upon liquidation. The Adviser stated that it anticipated that each Fund's asset level would remain at a level necessary for the proper management of the Fund's portfolio. The Adviser is expected to invest the majority of each Fund's assets in cash, cash equivalents, or U.S. government obligations that are more liquid with shorter maturities. Doing so will likely adversely impact each Fund's yield until liquidation. Sales of the Funds' shares to new investors are expected to cease, effective on or about September 18, 2009. Existing investors with an account already open in the Funds will be allowed to continue to invest in the Funds until the shareholders approve the liquidation.

Plans of Liquidation and Dissolution of the Funds

         The following discussion summarizes the important terms of the Plans, does not purport to be complete, and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, each Plan, which are attached hereto as Appendices A, B and C. Shareholders are urged to read the Plan concerning their Fund in its entirety. Each Plan provides for the complete liquidation of all assets of the Fund, the payment and discharge of, or other provision for, all liabilities and obligations of the Fund, the distribution of the remaining net assets to shareholders, and the dissolution of the Fund.

      Each Plan will become effective on the date the shareholders approve the proposal (the "Effective Date"). After the Effective Date, each Fund will not engage in any investment activities except for the purpose of winding up its business and affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all of that Fund's liabilities and distributing its remaining assets to shareholders in accordance with its Plan. The current officers and directors/trustees of each Fund will continue in office solely for the purpose of implementing the Plan and any actions to be taken in connection therewith. The Adviser will undertake to liquidate each Fund in accordance with the terms of its Plan. As soon as practicable after the consummation of the sale of all of the Funds' investment securities and the payment of, or establishment of reserves for, all of the Funds' known liabilities and obligations, the Funds'shareholders will receive distributions in a per share amount equal to the net asset value per share, as determined in accordance with each Fund's current registration statement (the "Liquidation Distribution").

Closing of the Books and Continued Redemptions

     The proportionate interests of shareholders in the assets of each Fund will be fixed on the basis of their respective shareholdings as of the close of business on the business day before the day on which each Fund makes the Liquidation Distribution (the "Liquidation Date"), or on another date determined by the Board. On that date, the books of the Funds will be closed, except to the extent necessary to complete the transactions contemplated by the Plans. The right of a shareholder to redeem his or her shares at any time before a Fund makes the Liquidation Distribution has not been impaired by the adoption of the Plan. Therefore, until the close of business on the business day before the Liquidation Date, a shareholder may redeem shares in accordance with the redemption procedures set forth in each Fund's current prospectus without waiting for the Funds to take any action. The Funds do not impose any redemption charges. Additionally, if determined to be appropriate by the Board before the Liquidation Date, the Funds may make payment of dividends and other distributions to shareholders and permit reinvestment thereof in additional shares.

Liquidation Value

     As of the date of this Proxy Statement, the Adviser does not believe that there is a significant difference between the market value of each Fund's portfolio positions and their amortized cost, which each Fund uses in calculating its net asset value. The Adviser expects that the Liquidation Distribution will equal $1.00 per share. The Adviser will bear all of the costs of liquidating and terminating each Fund, including the cost of holding the Shareholder Meeting, which the Adviser estimates will be approximately $3,200.00. There can be no assurance, however, of each Fund maintaining its $1.00 per share price, or of it distributing $1.00 per share in liquidation.

Liquidation Distribution

     At present, the date or dates on which each Fund will pay a Liquidation Distribution to its shareholders and on which each Fund will be liquidated are not known to the Funds, but it is anticipated that if the Plans are adopted by the Shareholders such liquidation would occur on or prior to December 31, 2009. The Funds will maintain its investment portfolio in cash pending the payment of the Liquidation Distribution to shareholders. Shareholders will receive their Liquidation Distribution without any further action on their part. Beneficial owners whose shares are held in "street name" should consult their brokers or other financial intermediaries for information on the timing of receipt of distributions with respect to their respective interests in the Funds.

Creditors and Service Providers

     After the Effective Date, the Funds will terminate contracts with their service providers at the earliest opportunity consistent with maintaining services to the Funds for the limited purposes of carrying out the Plans, and will notify creditors of the liquidation.

Connecticut Daily Income Fund, Inc. and New Jersey Municipal Income Fund, Inc.

Procedure for Dissolution Under the Maryland General Corporation Law

     After the final Liquidation Distribution, pursuant to the Maryland General Corporation Law (the "MGCL"), the Charter and the Fund's By-Laws for Connecticut Daily Tax Free Income Fund, Inc. and New Jersey Daily Municipal Income Fund, Inc., as amended, Articles of Dissolution stating that the dissolutions have been authorized will in due course be executed, acknowledged and filed with the State Department of Assessments and Taxation of Maryland ("SDAT"), and will become effective in accordance with the MGCL. Upon the effective date of such Articles of Dissolution, the Funds will be legally dissolved. Thereafter, the Funds will continue to exist for the purpose of paying, satisfying and discharging any existing debts or obligations, collecting and distributing their assets, and doing all other acts required to liquidate and wind up their business and affairs, but not for the purpose of continuing the business for which the Funds were organized. Additionally, all issued and outstanding shares of the Funds will be deemed to be retired and canceled, and beneficial owners of such shares will cease to be shareholders with respect to such shares, and will have no further rights as such, other than the right to receive the Liquidation Distribution. The business and affairs of the Funds will continue to be managed under the direction of their Board solely for purposes of liquidation and winding up the Funds' business and affairs after the acceptance of the Articles of Dissolution, as applicable, unless and until a court appoints a receiver.

Florida Daily Municipal Income Fund

Procedure for Termination Under the General Laws of Massachusetts

     After the final Liquidation Distribution, pursuant to the General Laws of Massachusetts (the "MGL"), the Declaration of Trust and the Fund's By-Laws, as amended, the Trustees shall file a copy of the resolutions and vote to terminate the trust which shall include the exact date of the termination with the Massachusetts Corporations Division. Upon the termination date, the Fund will be legally terminated. Thereafter, the Fund will continue to exist for the purpose of paying, satisfying and discharging any existing debts or obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs, but not for the purpose of continuing the business for which the Fund was organized. Additionally, all issued and outstanding shares of the Fund will be deemed to be retired and canceled, and beneficial owners of such shares will cease to be shareholders with respect to such shares, and will have no further rights as such, other than the right to receive the Liquidation Distribution. The business and affairs of the Fund will continue to be managed under the direction of its Board solely for purposes of liquidation and winding up the Fund's business and affairs after the termination date, as applicable, unless and until a court appoints a receiver.

Impact of the Plans on each Fund's Status Under the Investment Company Act of 1940, as amended (the "1940 Act")

     After the final Liquidation Distribution, each liquidated Fund will cease doing business as a registered investment company. As soon as practicable thereafter, each Fund will apply for deregistration with the Securities and Exchange Commission ("SEC") under the 1940 Act. It is expected that the SEC will issue an order approving the deregistration of each Fund if the Fund is no longer doing business as an investment company, although there can be no assurance given that the SEC will issue such an order. Accordingly, each Plan provides for the eventual cessation of the Funds' activities as an investment company and its deregistration under the 1940 Act. A vote in favor of the Plans will constitute a vote in favor of the Funds' deregistration under the 1940 Act. Until the Funds' deregistration as an investment company becomes effective, the Funds, as a registered investment companies, will continue to be subject to and will comply with the 1940 Act.

Material Federal Income Tax Consequences

     The following discussion summarizes the material U.S. federal income tax consequences to shareholders on receipt of their pro rata shares of the Liquidation Distribution from the Fund pursuant to the provisions of the Plan. This discussion also summarizes the material U.S. federal income tax consequences to the Fund resulting from its liquidation and dissolution. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), temporary and proposed Treasury regulations and administrative and judicial interpretations, all as in effect on the date of this Proxy Statement and all of which are subject to change, possibly with retroactive effect. Any such changes could affect the accuracy of the statements and conclusions set forth herein.

     As discussed above, pursuant to the Plan, the Fund will sell its investment securities and distribute the proceeds to its shareholders on the basis of their respective shareholdings. The Fund anticipates that it will retain its qualification as a regulated investment company under the Code during the liquidation period and, therefore, will not be taxed on any of its net income from the sale of its assets to the extent that such income is timely distributed to shareholders.

     For federal income tax purposes, a shareholder's receipt of his or her pro rata share of the Liquidation Distribution will be a taxable event in which the shareholder will be viewed as having sold his or her shares in exchange for an amount equal to the cash that he or she receives. Each shareholder generally will recognize gain (or loss) for federal income tax purposes equal to the amount by which such cash exceeds (or is less than) the shareholder's adjusted tax basis in his or her Fund shares. As long as the Fund maintains a constant net asset value of $1 per share, generally shareholders should not recognize any gain or loss upon receipt of the Liquidation Distribution. If any gain or loss is recognized, such gain or loss generally will be treated as long-term capital gain or loss if the shareholder held the Fund shares for more than one year and otherwise generally will be treated as short-term capital gain or loss. Notwithstanding the foregoing, any loss realized by a shareholder in respect of shares with a tax holding period of six months or less will be treated as long-term capital loss to the extent of any capital gain dividends with respect to such shares. The federal income tax treatment that a Fund shareholder would receive if such shareholder's entire interest in the Fund were redeemed prior to the liquidation generally would be identical to the federal income tax treatment described above to a shareholder in liquidation of the shareholder's interest in the Fund. In addition, before liquidating, the Fund will continue to make its ordinary dividend distributions on a monthly basis.

     The foregoing summary sets forth general information regarding the anticipated federal income tax consequences of the liquidation to the Fund and to shareholders who are United States citizens or residents. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a shareholder in light of the shareholder's particular circumstances, nor does it discuss the special considerations applicable to those holders of shares subject to special rules, such as shareholders whose functional currency is not the United States dollar, shareholders subject to the alternative minimum tax, shareholders who are financial institutions or broker-dealers, mutual funds, partnerships or other pass-through entities for U.S. federal income tax purposes, tax-exempt organizations, insurance companies, dealers in securities or foreign currencies, traders in securities who elect mark to market method of accounting, controlled foreign corporations, passive foreign investment companies, expatriates, or shareholders who hold their shares as part of a straddle, constructive sale or conversion transaction. This discussion assumes that shareholders hold their shares as capital assets within the meaning of Section 1221 of the Code (generally property held for investment). The Fund will not seek an opinion of counsel or a ruling from the IRS with respect to the U.S. federal income tax consequences discussed herein and accordingly there can be no assurance that the IRS will agree with the positions described in this Proxy Statement. This discussion also does not address the application and effect of any foreign state or local tax laws. Shareholders should consult their own tax advisors to determine the particular tax consequences to them (including the application and effect of any state, local or foreign income and other tax laws) of the receipt of cash in exchange for their shares, in light of their individual circumstances.

Amendment or Abandonment of each Plan

     The Board may modify or amend each Plan at any time without shareholder approval if it determines that such action would be advisable and in the best interests of the Fund and its shareholders. If any amendment or modification appears necessary and, in the judgment of the Board, will materially and adversely affect the interests of the shareholders, the Board will submit the amendment or modification to the shareholders for approval. In addition, the Board may abandon each Plan without shareholder approval at any time prior to the Liquidation Date, if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders. The Board and the officers of the Funds also are authorized to approve changes to the terms of any of the transactions referred to in the Plans, to interpret any of the provisions of the Plans, and to make, execute and deliver such other documents and to take such other action to carry out the provisions of the Plans and liquidate and dissolve each Fund.

Recommendation of the Board

     The Board recommends that the shareholders of the Funds vote to approve the liquidation and dissolution of the Funds, as set forth in the Plans.

ADDITIONAL INFORMATION

Service Providers

     The address of the Adviser and the Funds' administrator, Reich & Tang Asset Management, LLC, is 600 Fifth Avenue, New York, New York 10020. The address of the Funds' distributor, Reich & Tang Distributors, Inc., is 600 Fifth Avenue, New York, New York, 10020.

Fund Annual Report

Each Fund has previously sent its Annual Report to its shareholders for the period ended January 31, 2009 for Connecticut Daily Tax Free Income Fund, Inc. and New Jersey Daily Municipal Income Fund, Inc. and for the period ended August 31, 2008 for Florida Daily Municipal Income Fund. You can obtain a copy of these Reports, or the most recent Semi-Annual Reports, without charge by writing to the Funds at 600 Fifth Avenue, New York, New York 10020, by calling (800) 433-1918 or by visiting the Funds' website at http://www.money-funds.com/funds/index.

Outstanding Shares and Significant Shareholders

         Only shareholders of record at the close of business on October 15, 2009 are entitled to vote at the Shareholder Meeting. The number of shares of each Fund outstanding as of the close of business on October 15, 2009 was as follows:

Fund - Class                                                Number of Shares

Connecticut Daily Tax Free Income Fund, Inc. - Class A      62,429,840.32
Connecticut Daily Tax Free Income Fund, Inc. - Class B       1,915,776.03
Florida Daily Municipal Income Fund - Class A               26,641,974.11
Florida Daily Municipal Income Fund - Class B               12,758,259.62
New Jersey Daily Municipal Income Fund, Inc. - Class A      53,503,230.55
New Jersey Daily Municipal Income Fund, Inc. - Class B       5,660,466.92

     As of October 15, 2009, each Fund believes that the directors and officers of the Funds, individually and as a group, owned beneficially less than one percent of the shares of each Fund.

     As of October 15, 2009, the following persons owned beneficially 5% or more of the shares of each class of each Fund:

  Name and Address of Shareholder        Amount of Shares               Percent of        Nature of Ownership
                                                                       Share Class

 Connecticut Daily Tax Free Income
            Fund, Inc.
Class A

Natixis Global Asset Management, LP      33,000,000.00                  52.86%                Beneficial
Attn: Susan Furtado
399 Boylston Street - 13th Floor
Boston, MA  02116

ICCC                                      10,893,326.23                 17.59%                 Record
Attn: Commissions/Special Services
210 West 10th Street
Kansas City, MO  64105

Jonathan T Dawson                          6,886,349.03                 11.03%                Beneficial
c/o Dawson-Herman Capital Management
354 Pequot Avenue
Southport, CT  06890

Ridge Clearing & Outsourcing               4,472,959.19                 7.16%                  Record
2 Journal Square
Jersey City, NJ  07306

 Connecticut Daily Tax Free Income
            Fund, Inc.
Class B

Natixis Global Asset Management, LP        1,025,000.04                53.50%                 Beneficial
Attn: Susan Furtado
399 Boylston Street - 13th Floor
Boston, MA  02116

The Alexandra Kazickas Trust                 258,048.99                13.47%                 Beneficial
120 East 38th Street
New York, NY  10016

Pershing LLC                                 237,486.24                12.40%                   Record
Attn: Cash Management Department
One Pershing Plaza
Jersey City, NJ  07399

Mary M. Smith                                149,478.35                7.80%                  Beneficial
223 Avalon Way
New Canaan, CT  02360

Agnes C. Cook                                106,333.95                5.55%                  Beneficial
Jeffrey W. Cook
116 West Lane
Stamford, CT  06905

Jeffrey W. Cook                              104,912.67                5.48%                  Beneficial
Agnes C. Cook
116 West Lane
Stamford, CT  06905

9

Florida Daily Municipal Income Fund
Class A

Natixis Global Asset Management, LP       14,025,000.07               52.64%                  Beneficial
Attn: Susan Furtado
399 Boylston Street - 13th Floor
Boston, MA  02116

ICCC                                       6,838,194.06               25.67%                   Record
Attn: Commissions/Special Services
210 West 10th Street
Kansas City, MO  64105

Michael Gulban & Ann Marie Gulban JTWROS   3,145,315.55               11.81%                  Beneficial
925 Lake Wyman Road
Boca Raton, FL  33431

Pershing LLC                               1,506,451.20                5.65%                   Record
Attn: Cash Management Department
One Pershing Plaza
Jersey City, NJ  07399

Florida Daily Municipal Income Fund
Class B

Natixis Global Asset Management, LP        8,000,000.00               62.70%                  Beneficial
Attn: Susan Furtado
399 Boylston Street - 13th Floor
Boston, MA  02116

Ridge Clearing & Outsourcing               4,066,193.00               31.87%                   Record
2 Journal Square
Jersey City, NJ  07306

Pershing LLC                                 692,068.23                5.42%                   Record
Attn: Cash Management Department
One Pershing Plaza
Jersey City, NJ  07399

 New Jersey Daily Municipal Income
            Fund, Inc.
Class A

Natixis Global Asset Management, LP       31,000,000.00               57.94%                  Beneficial
Attn: Susan Furtado
399 Boylston Street - 13th Floor
Boston, MA  02116

ICCC                                      12,498,583.31               23.36%                   Record
Attn: Commissions/Special Services
210 West 10th Street
Kansas City, MO  64105

 New Jersey Daily Municipal Income
            Fund, Inc.
Class B

Natixis Global Asset Management, LP        3,025,000.04               53.44%                  Beneficial
Attn: Susan Furtado
399 Boylston Street - 13th Floor
Boston, MA  02116

10

  Name and Address of Shareholder        Amount of Shares               Percent of        Nature of Ownership
                                                                       Share Class

Pershing LLC                               2,179,028.45               38.50%                   Record
Attn: Cash Management Department
One Pershing Plaza
Jersey City, NJ  07399

Donadio Irrevocable Trust                   308,102.07                 5.44%                  Beneficial
Maria D Bolton Trustees
405 Blauvelt Avenue
Hohokus, NJ  07423

     As of October 15, 2009, NGAM beneficially owned more than 51% of each Fund's then outstanding shares. NGAM has informed the Adviser that it intends to vote in favor of the Plans to liquidate and dissolve the Funds. As a result, NGAM's vote will approve the proposal submitted to the shareholders of the Funds.

     As of October 15, 2009, other than NGAM whose ownership in the Funds is described above, the Adviser and its other affiliates owned beneficially less than one percent of the shares of each Fund.

Information About Proxies and the Conduct of the Meeting

     Solicitation of Proxies. Proxies will be solicited by mailing this Proxy Statement.

     Should shareholders require additional information regarding the proxy or replacement proxy cards, they may call Fund representatives toll-free at (800) 433-1918 by visiting the Funds' website at http://www.money-funds.com/funds/index.

     Costs of Solicitation. All of the costs of the Shareholder Meeting, including any costs of soliciting proxies, will be paid by the Adviser. None of these costs will be borne by the Funds.

     Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. You may vote by proxy by any one of the following methods, whether or not you plan to attend the meeting in person: (1) by mailing the enclosed proxy card, (2) through use of the Internet or (3) by telephone. If you mail the enclosed proxy and no choice is indicated for a proposal listed in the attached Notice of Special Joint Meeting of Shareholders, your proxy will be voted in favor of that proposal. Votes made through use of the Internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted at the Shareholder Meeting, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Fund, (ii) by properly executing a later-dated proxy (by the methods of voting described above), or (iii) by attending the Meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you will receive other instructions that you must follow in order to vote.

     Votes cast in person or by proxy at the Shareholder Meeting will be counted by persons appointed by the Fund as tellers for the Shareholder Meeting (the "Tellers"). One-third of the shares of each Fund outstanding on the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of a Fund at the

Shareholder Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

     Required Vote. The vote required to approve the liquidation is the lesser of (1) 67% of the shares of a Fund that are present at the Shareholder Meeting, if the holders of more than 50% of the shares of a Fund outstanding as of the Record Date are present or represented by proxy at the Shareholder Meeting, or
(2) more than 50% of the shares of a Fund outstanding on the Record Date. If the required vote is not obtained, the Board will consider what other actions to take in the best interests of a Fund.

     Adjournments; Other Business. If a quorum is not present at the Shareholder Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Shareholder Meeting to permit further solicitation of proxies. In determining whether to adjourn the Shareholder Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Shareholder Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Shareholder Meeting in person or by proxy. A shareholder vote may be taken on the proposal in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval.

     The Shareholder Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the approval of the liquidation pursuant to the Plans. If any other matters properly come before the Shareholder Meeting, and on all matters incidental to the conduct of the Shareholder Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Funds has previously received written contrary instructions from the shareholder entitled to vote the shares.

     Shareholder Proposals at Future Meetings. It is expected that the Plans will be implemented as soon as practicable after the Effective Date, and that no future meetings of shareholders will be held. The Funds do not hold annual or other regular meetings of shareholders unless a shareholder vote is required under the 1940 Act. In the event that a Fund is not dissolved and holds a meeting of shareholders in the future, shareholder proposals intended to be presented at the meeting must be received by the Fund in writing a reasonable amount of time before the Fund solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Otherwise the Fund will not be able to include the proposal in the notice of meeting, proxy statement and form of proxy relating to the meeting. There is no guarantee that any proposal submitted by a shareholder will be included in the proxy statement. Shareholder proposals are subject to certain regulations under federal laws.

                                                                      APPENDIX A

                       PLAN OF LIQUIDATION AND DISSOLUTION

                                       OF

                  CONNECTICUT DAILY TAX FREE INCOME FUND, INC.

     This Plan of Liquidation and Dissolution (the "Plan") of Connecticut Daily Tax Free Income Fund, Inc., a Maryland corporation (the "Fund"), has been approved by the Board of Directors of the Fund (the "Board") as being advisable. The Board has directed that this Plan be submitted to the holders of the outstanding voting shares of the Fund's common stock (the "Shareholders") in the aggregate without regard to class for their adoption or rejection at a special meeting of Shareholders, and has authorized the distribution of a proxy statement (the "Proxy Statement") in connection with the solicitation of proxies for such meeting. Upon such adoption, the Fund shall voluntarily dissolve and completely liquidate in accordance with the requirements of the Maryland General Corporation Law, the Fund's Articles of Incorporation, the Fund's By-Laws and the Internal Revenue Code of 1986, as amended (the "Code"), as follows:

1. ADOPTION OF PLAN. The effective date of the Plan (the "Effective Date") shall be the date on which the Plan is adopted by the Shareholders. The Fund will cause its adoption of this Plan to be reported on Internal Revenue Service Form 966 within 30 days after such adoption.

2. CLOSING OF BOOKS AND CONTINUED REDEMPTIONS. The proportionate interests of Shareholders in the assets of the Fund shall be fixed on the basis of their respective shareholdings at the close of business on the business day immediately preceding the date of liquidation (the "Liquidation Date"), or on such other date as may be determined by the Board (the "Determination Date"). On the Liquidation Date or Determination Date, as the case may be, the books of the Fund shall be closed, except to the extent necessary to complete the transactions contemplated by the Plan. Prior to making the liquidation distributions to Shareholders described in Section 5, the Fund shall continue to honor requests for the redemption of the Fund's shares received before the close of business on the business day immediately preceding the Liquidation Date in accordance with the redemption procedures set forth in the Fund's current prospectus, and may, if determined to be appropriate by the Board, make payment of dividends and other distributions to Shareholders and permit reinvestment thereof in additional shares.

3. SALE OR DISTRIBUTION OF ASSETS. As soon as practicable after the Effective Date, but in no event later than Decemeber 31, 2009 (the "Liquidation Period"), the Fund and the Fund's investment adviser, Reich & Tang Asset Management, LLC (the "Manager") shall have the authority to engage in such transactions as may be appropriate to its liquidation and dissolution, including, without limitation, the consummation of the transactions described in the Proxy Statement.

4. PROVISIONS FOR LIABILITIES. During the Liquidation Period, the Fund shall pay or discharge or set aside a reserve fund for, or by other appropriate means provide for, the payment or discharge of any and all liabilities and obligations of the Fund, including, without limitation, contingent or unascertained liabilities.

5. DISTRIBUTION TO SHAREHOLDERS. As soon as practicable after the Effective Date, the Fund shall liquidate and distribute pro rata on the Liquidation Date to the Shareholders of record as of the close of business on the business day immediately preceding the Liquidation Date all of the remaining assets of the Fund in complete cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund's books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable for the period prior to the Liquidation Date, and (ii) pay such contingent liabilities as the Fund's officers shall reasonably deem to exist against the assets of the Fund on the Fund's books.

6. NOTICE OF LIQUIDATION AND TERMINATION OF CONTRACTS. As soon as practicable after the Effective Date, the Fund shall mail notice to its known creditors, at their addresses as shown on the Fund's records, that this Plan has been approved by the Board and the Shareholders and that the Fund will be liquidating its assets, to the extent such notice is required under the Maryland General Corporation Law, the Fund's Articles of Incorporation or the Fund's By-Laws. The Fund also shall terminate contracts with its service providers at the earliest opportunity consistent with maintaining services to the Fund for the limited purposes of carrying out the Plan.

7. ARTICLES OF DISSOLUTION. As promptly as practicable after the Liquidation Date, but no earlier than 20 days after the mailing of notice to the Fund's known creditors, if any, the Fund shall be dissolved in accordance with the laws of the State of Maryland and the Fund's Articles of Incorporation, as amended (the "Charter") including filing Articles of Dissolution with the State Department of Assessments and Taxation of Maryland. Once dissolved, if any additional assets remain available for distribution to the Shareholders, the Board may provide such notices to Shareholders and make such distribution in the manner provided by the Maryland General Corporation Law, the Fund's Articles of Incorporation or the Fund's By-Laws. All issued and outstanding shares of the Fund shall be deemed to be retired and canceled, and beneficial owners of such shares shall cease to be Shareholders with respect to such shares, and shall have no further rights as such, other than the right to receive the Liquidation Distribution. The business and affairs of the Fund shall continue to be managed under the direction of its Board solely for purposes of liquidation and winding up the Fund's business and affairs after the acceptance of the Articles of Dissolution, as applicable, unless and until a court appoints a receiver.

8. DEREGISTRATION AS AN INVESTMENT COMPANY. As soon as practicable after the Liquidation Date, the Fund shall prepare and file with the Securities and Exchange Commission ("SEC") Form N-8F (an application for an order to declare that the Fund has ceased to be an investment company and deregister the Fund under the 1940 Act). The Fund shall also file, if required, a final Form N-SAR (a semi-annual report) with the SEC.

9. AMENDMENT OR ABANDONMENT OF PLAN. The Board may modify or amend this Plan at any time without Shareholder approval if it determines that such action would be advisable and in the best interests of the Fund and its Shareholders. If any amendment or modification appears necessary and, in the judgment of the Board, will materially and adversely affect the interests of the Shareholders, such amendment or modification will be submitted to the Shareholders for approval. In addition, the Board may abandon this Plan without Shareholder approval at any time prior to the Liquidation Date, if it determines that abandonment would be advisable and in the best interests of the Fund and its Shareholders.

10. POWERS OF BOARD AND OFFICERS. Without limiting the power of the Board under Maryland law and the Charter, the Board and, subject to the discretion of the Board or a duly authorized committee thereof, the officers of the Fund are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as they may deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation and dissolution of the Fund in accordance with the Code, the Maryland General Corporation Law, the Fund's Articles of Incorporation or the Fund's By-Laws, and any rules and regulations of the SEC or any state securities commission. Such actions may include, without limitation, the execution and filing of any instruments of dissolution or other documents, withdrawing any qualifications to conduct business in any state in which the Fund is so qualified, deregistering the Fund under the 1940 Act, as well as the preparation and filing of any tax returns. After the Effective Date, the current officers and directors shall continue in office solely for the purpose of implementing this Plan and any actions to be taken in connection therewith.

11. TERMINATION OF BUSINESS OPERATIONS. As soon as practicable after the Effective Date, the Fund shall cease to conduct business as an investment company and shall not engage in any business activities, except as shall be necessary in connection with the effectuation of its liquidation and dissolution, including winding up its business and affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all of the Fund's liabilities as provided in Section 4 herein, and distributing its remaining assets to Shareholders in accordance with this Plan.

12. EXPENSES. The expenses of carrying out the terms of this Plan (which shall not include transaction costs, taxes and extraordinary expenses) shall be borne by the Manager, whether or not the liquidation contemplated by this Plan is effected.

13. GOVERNING LAW. The Plan shall be subject to and construed consistently with the Charter and the Fund's By-Laws, as amended, and shall otherwise be governed by and construed in accordance with the laws of the State of Maryland.

                                                                      Appendix B
                       PLAN OF LIQUIDATION AND DISSOLUTION

                                       OF

                       FLORIDA DAILY MUNICIPAL INCOME FUND

         This Plan of Liquidation and Dissolution (the "Plan") of Florida Daily Municipal Income Fund, a Massachusetts business trust (the "Fund"), has been approved by the Board of Trustees of the Fund (the "Board") as being advisable. The Board has directed that this Plan be submitted to the holders of the outstanding voting shares of the Fund's shares of beneficial interest (the "Shareholders") in the aggregate without regard to class for their adoption or rejection at a special meeting of Shareholders, and has authorized the distribution of a proxy statement (the "Proxy Statement") in connection with the solicitation of proxies for such meeting. Upon such adoption, the Fund shall voluntarily dissolve and completely liquidate in accordance with the requirements of the General Laws of Massachusetts, the Fund's Declaration of Trust, the Fund's By-Laws and the Internal Revenue Code of 1986, as amended (the "Code"), as follows:

1. ADOPTION OF PLAN. The effective date of the Plan (the "Effective Date") shall be the date on which the Plan is adopted by the Shareholders. The Fund will cause its adoption of this Plan to be reported on Internal Revenue Service Form 966 within 30 days after such adoption.

2. CLOSING OF BOOKS AND CONTINUED REDEMPTIONS. The proportionate interests of Shareholders in the assets of the Fund shall be fixed on the basis of their respective shareholdings at the close of business on the business day immediately preceding the date of liquidation (the "Liquidation Date"), or on such other date as may be determined by the Board (the "Determination Date"). On the Liquidation Date or Determination Date, as the case may be, the books of the Fund shall be closed, except to the extent necessary to complete the transactions contemplated by the Plan. Prior to making the liquidation distributions to Shareholders described in Section 5, the Fund shall continue to honor requests for the redemption of the Fund's shares received before the close of business on the business day immediately preceding the Liquidation Date in accordance with the redemption procedures set forth in the Fund's current prospectus, and may, if determined to be appropriate by the Board, make payment of dividends and other distributions to Shareholders and permit reinvestment thereof in additional shares.

3. SALE OR DISTRIBUTION OF ASSETS. As soon as practicable after the Effective Date, but in no event later than Decemeber 31, 2009 (the "Liquidation Period"), the Fund and the Fund's investment adviser, Reich & Tang Asset Management, LLC (the "Manager") shall have the authority to engage in such transactions as may be appropriate to its liquidation and dissolution, including, without limitation, the consummation of the transactions described in the Proxy Statement.

4. PROVISIONS FOR LIABILITIES. During the Liquidation Period, the Fund shall pay or discharge or set aside a reserve fund for, or by other appropriate means provide for, the payment or discharge of any and all liabilities and obligations of the Fund, including, without limitation, contingent or unascertained liabilities.

5. DISTRIBUTION TO SHAREHOLDERS. As soon as practicable after the Effective Date, the Fund shall liquidate and distribute pro rata on the Liquidation Date to the Shareholders of record as of the close of business on the business day immediately preceding the Liquidation Date all of the remaining assets of the Fund in complete cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund's books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable for the period prior to the Liquidation Date, and (ii) pay such contingent liabilities as the Fund's officers shall reasonably deem to exist against the assets of the Fund on the Fund's books.

6. NOTICE OF LIQUIDATION AND TERMINATION OF CONTRACTS. As soon as practicable after the Effective Date, the Fund shall mail notice to its known creditors, at their addresses as shown on the Fund's records, that this Plan has been approved by the Board and the Shareholders and that the Fund will be liquidating its assets, to the extent such notice is required under the General Laws of Massachusetts, the Fund's Declaration of Trust or the Fund's By-Laws. The Fund also shall terminate contracts with its service providers at the earliest opportunity consistent with maintaining services to the Fund for the limited purposes of carrying out the Plan.

7. TERMINATION OF TRUST. As promptly as practicable after the Liquidation Date, but no earlier than 20 days after the mailing of notice to the Fund's known creditors, if any, the Fund shall be terminated in accordance with the laws of the State of Massachusetts and the Fund's Declaration of Trust, as amended (the "Charter") including the Board filing a copy of the resolutions and vote to terminate the Fund which shall include the exact date of the termination with the Massachusetts Corporations Division. Once dissolved, if any additional assets remain available for distribution to the Shareholders, the Board may provide such notices to Shareholders and make such distribution in the manner provided by the General Laws of Massachusetts, the Fund's Declaration of Trust or the Fund's By-Laws. All issued and outstanding shares of the Fund shall be deemed to be retired and canceled, and beneficial owners of such shares shall cease to be Shareholders with respect to such shares, and shall have no further rights as such, other than the right to receive the Liquidation Distribution. The business and affairs of the Fund shall continue to be managed under the direction of its Board solely for purposes of liquidation and winding up the Fund's business and affairs after the termination date of the Fund, as applicable, unless and until a court appoints a receiver.

8. DEREGISTRATION AS AN INVESTMENT COMPANY. As soon as practicable after the Liquidation Date, the Fund shall prepare and file with the Securities and Exchange Commission ("SEC") Form N-8F (an application for an order to declare that the Fund has ceased to be an investment company and deregister the Fund under the 1940 Act). The Fund shall also file, if required, a final Form N-SAR (a semi-annual report) with the SEC.

9. AMENDMENT OR ABANDONMENT OF PLAN. The Board may modify or amend this Plan at any time without Shareholder approval if it determines that such action would be advisable and in the best interests of the Fund and its Shareholders. If any amendment or modification appears necessary and, in the judgment of the Board, will materially and adversely affect the interests of the Shareholders, such amendment or modification will be submitted to the Shareholders for approval. In addition, the Board may abandon this Plan without Shareholder approval at any time prior to the Liquidation Date, if it determines that abandonment would be advisable and in the best interests of the Fund and its Shareholders.

10. POWERS OF BOARD AND OFFICERS. Without limiting the power of the Board under Massachusetts law and the Charter, the Board and, subject to the discretion of the Board or a duly authorized committee thereof, the officers of the Fund are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as they may deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation and dissolution of the Fund in accordance with the Code, the General Laws of Massachusetts, the Fund's Declaration of Trust or the Fund's By-Laws, and any rules and regulations of the SEC or any state securities commission. Such actions may include, without limitation, the execution and filing of any instruments of dissolution or other documents, withdrawing any qualifications to conduct business in any state in which the Fund is so qualified, deregistering the Fund under the 1940 Act, as well as the preparation and filing of any tax returns. After the Effective Date, the current officers and directors shall continue in office solely for the purpose of implementing this Plan and any actions to be taken in connection therewith.

11. TERMINATION OF BUSINESS OPERATIONS. As soon as practicable after the Effective Date, the Fund shall cease to conduct business as an investment company and shall not engage in any business activities, except as shall be necessary in connection with the effectuation of its liquidation and dissolution, including winding up its business and affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all of the Fund's liabilities as provided in Section 4 herein, and distributing its remaining assets to Shareholders in accordance with this Plan.

12. EXPENSES. The expenses of carrying out the terms of this Plan (which shall not include transaction costs, taxes and extraordinary expenses) shall be borne by the Manager, whether or not the liquidation contemplated by this Plan is effected.

13. GOVERNING LAW. The Plan shall be subject to and construed consistently with the Charter and the Fund's By-Laws, as amended, and shall otherwise be governed by and construed in accordance with the laws of the State of Massachusetts.

                                                                      Appendix C

                       PLAN OF LIQUIDATION AND DISSOLUTION

                                       OF

                     NEW JERSEY MUNICIPAL INCOME FUND, INC.

         This Plan of Liquidation and Dissolution (the "Plan") of New Jersey Municipal Income Fund, Inc., a Maryland corporation (the "Fund"), has been approved by the Board of Directors of the Fund (the "Board") as being advisable. The Board has directed that this Plan be submitted to the holders of the outstanding voting shares of the Fund's common stock (the "Shareholders") in the aggregate without regard to class for their adoption or rejection at a special meeting of Shareholders, and has authorized the distribution of a proxy statement (the "Proxy Statement") in connection with the solicitation of proxies for such meeting. Upon such adoption, the Fund shall voluntarily dissolve and completely liquidate in accordance with the requirements of the Maryland General Corporation Law, the Fund's Articles of Incorporation, the Fund's By-Laws and the Internal Revenue Code of 1986, as amended (the "Code"), as follows:

1. ADOPTION OF PLAN. The effective date of the Plan (the "Effective Date") shall be the date on which the Plan is adopted by the Shareholders. The Fund will cause its adoption of this Plan to be reported on Internal Revenue Service Form 966 within 30 days after such adoption.

2. CLOSING OF BOOKS AND CONTINUED REDEMPTIONS. The proportionate interests of Shareholders in the assets of the Fund shall be fixed on the basis of their respective shareholdings at the close of business on the business day immediately preceding the date of liquidation (the "Liquidation Date"), or on such other date as may be determined by the Board (the "Determination Date"). On the Liquidation Date or Determination Date, as the case may be, the books of the Fund shall be closed, except to the extent necessary to complete the transactions contemplated by the Plan. Prior to making the liquidation distributions to Shareholders described in Section 5, the Fund shall continue to honor requests for the redemption of the Fund's shares received before the close of business on the business day immediately preceding the Liquidation Date in accordance with the redemption procedures set forth in the Fund's current prospectus, and may, if determined to be appropriate by the Board, make payment of dividends and other distributions to Shareholders and permit reinvestment thereof in additional shares.

3. SALE OR DISTRIBUTION OF ASSETS. As soon as practicable after the Effective Date, but in no event later than Decemeber 31, 2009 (the "Liquidation Period"), the Fund and the Fund's investment adviser, Reich & Tang Asset Management, LLC (the "Manager") shall have the authority to engage in such transactions as may be appropriate to its liquidation and dissolution, including, without limitation, the consummation of the transactions described in the Proxy Statement.

4. PROVISIONS FOR LIABILITIES. During the Liquidation Period, the Fund shall pay or discharge or set aside a reserve fund for, or by other appropriate means provide for, the payment or discharge of any and all liabilities and obligations of the Fund, including, without limitation, contingent or unascertained liabilities.

5. DISTRIBUTION TO SHAREHOLDERS. As soon as practicable after the Effective Date, the Fund shall liquidate and distribute pro rata on the Liquidation Date to the Shareholders of record as of the close of business on the business day immediately preceding the Liquidation Date all of the remaining assets of the Fund in complete cancellation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund's books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable for the period prior to the Liquidation Date, and (ii) pay such contingent liabilities as the Fund's officers shall reasonably deem to exist against the assets of the Fund on the Fund's books.

6. NOTICE OF LIQUIDATION AND TERMINATION OF CONTRACTS. As soon as practicable after the Effective Date, the Fund shall mail notice to its known creditors, at their addresses as shown on the Fund's records, that this Plan has been approved by the Board and the Shareholders and that the Fund will be liquidating its assets, to the extent such notice is required under the Maryland General Corporation Law, the Fund's Articles of Incorporation or the Fund's By-Laws. The Fund also shall terminate contracts with its service providers at the earliest opportunity consistent with maintaining services to the Fund for the limited purposes of carrying out the Plan.

7. ARTICLES OF DISSOLUTION. As promptly as practicable after the Liquidation Date, but no earlier than 20 days after the mailing of notice to the Fund's known creditors, if any, the Fund shall be dissolved in accordance with the laws of the State of Maryland and the Fund's Articles of Incorporation, as amended (the "Charter") including filing Articles of Dissolution with the State Department of Assessments and Taxation of Maryland. Once dissolved, if any additional assets remain available for distribution to the Shareholders, the Board may provide such notices to Shareholders and make such distribution in the manner provided by the Maryland General Corporation Law, the Fund's Articles of Incorporation or the Fund's By-Laws. All issued and outstanding shares of the Fund shall be deemed to be retired and canceled, and beneficial owners of such shares shall cease to be Shareholders with respect to such shares, and shall have no further rights as such, other than the right to receive the Liquidation Distribution. The business and affairs of the Fund shall continue to be managed under the direction of its Board solely for purposes of liquidation and winding up the Fund's business and affairs after the acceptance of the Articles of Dissolution, as applicable, unless and until a court appoints a receiver.

8. DEREGISTRATION AS AN INVESTMENT COMPANY. As soon as practicable after the Liquidation Date, the Fund shall prepare and file with the Securities and Exchange Commission ("SEC") Form N-8F (an application for an order to declare that the Fund has ceased to be an investment company and deregister the Fund under the 1940 Act). The Fund shall also file, if required, a final Form N-SAR (a semi-annual report) with the SEC.

9. AMENDMENT OR ABANDONMENT OF PLAN. The Board may modify or amend this Plan at any time without Shareholder approval if it determines that such action would be advisable and in the best interests of the Fund and its Shareholders. If any amendment or modification appears necessary and, in the judgment of the Board, will materially and adversely affect the interests of the Shareholders, such amendment or modification will be submitted to the

Shareholders for approval. In addition, the Board may abandon this Plan without Shareholder approval at any time prior to the Liquidation Date, if it determines that abandonment would be advisable and in the best interests of the Fund and its Shareholders.

10. POWERS OF BOARD AND OFFICERS. Without limiting the power of the Board under Maryland law and the Charter, the Board and, subject to the discretion of the Board or a duly authorized committee thereof, the officers of the Fund are authorized to approve such changes to the terms of any of the transactions referred to herein, to interpret any of the provisions of this Plan, and to make, execute and deliver such other agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as they may deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation and dissolution of the Fund in accordance with the Code, the Maryland General Corporation Law, the Fund's Articles of Incorporation or the Fund's By-Laws, and any rules and regulations of the SEC or any state securities commission. Such actions may include, without limitation, the execution and filing of any instruments of dissolution or other documents, withdrawing any qualifications to conduct business in any state in which the Fund is so qualified, deregistering the Fund under the 1940 Act, as well as the preparation and filing of any tax returns. After the Effective Date, the current officers and directors shall continue in office solely for the purpose of implementing this Plan and any actions to be taken in connection therewith.

11. TERMINATION OF BUSINESS OPERATIONS. As soon as practicable after the Effective Date, the Fund shall cease to conduct business as an investment company and shall not engage in any business activities, except as shall be necessary in connection with the effectuation of its liquidation and dissolution, including winding up its business and affairs, preserving the value of its assets, discharging or making reasonable provision for the payment of all of the Fund's liabilities as provided in Section 4 herein, and distributing its remaining assets to Shareholders in accordance with this Plan.

12. EXPENSES. The expenses of carrying out the terms of this Plan (which shall not include transaction costs, taxes and extraordinary expenses) shall be borne by the Manager, whether or not the liquidation contemplated by this Plan is effected.

13. GOVERNING LAW. The Plan shall be subject to and construed consistently with the Charter and the Fund's By-Laws, as amended, and shall otherwise be governed by and construed in accordance with the laws of the State of Maryland.

                             ---------------------------------------------------
                              VOTE BY TOUCH-TONE PHONE, THE INTERNET, OR BY MAIL

                              OPTION 1:  Automated Touch-Tone Voting: Call toll-
                                         free 1-888-221-0697
                                         and follow the recorded instructions.

                              OPTION 2:  On the internet at www.proxyweb.com
                                         and follow the on- screen
                                         instructions.

                              OPTION     3: Return this proxy card
                                         using the enclosed envelope.
                            ----------------------------------------------------

       THIS PROXY IS SOLICTED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES
            SPECIAL JOINT MEETING OF SHAREHOLDERS - NOVEMBER 9, 2009

[FUND NAME PRINTS HERE]

The undersigned shareholder(s) of Connecticut Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, and/or New Jersey Daily Municipal Income Fund, Inc. (each, a "Fund" and, together, the "Funds"), revoking previous proxies, hereby appoint(s) Christine Manna and Joseph Jerkovich, and each of them (with full power of substitution), the proxies of the undersigned to attend the Special Joint Meeting of Shareholders of the Funds to be held on November 9, 2009, at the offices of Reich & Tang Funds, 600 Fifth Avenue - 8th Floor, New York, New York, at 10:00 a.m., Eastern Standard time, and any adjournments thereof (the "Meeting"), and to vote all of the shares of the Funds that the undersigned would be entitled to vote at the Meeting upon the proposal set forth herein with respect to each Fund and upon any other matter that may properly come before the Meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned.

The undersigned acknowledges receipt of the Notice of Special Joint Meeting of Shareholders and the Proxy Statement. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES/DIRECTORS OF EACH FUND, WHICH UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL LISTED ON THE REVERSE SIDE.

                    PLEASE SIGN, DATE, AND RETURN PROMPTLY IN
                    THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING
                    BY PHONE OR INTERNET.

                    Date__________________________________

                    [__________________________________________________________]

                    Signature(s) (and Title(s), if applicable)(Sign in the Box)

                    Note: Please sign name or names as printed to authorize the voting of your share as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as attorneys-in-fact, executors, administrators, trustees, etc. should so indicate. If a shareholder is a corporation, please sign in full corporate name by president or other authorized officer. If a shareholder is in a partnership, please sign in partnership name by authorized person.

                  Please detach at perforation before mailing.

                    Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE OTHER SIDE. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR, IF NOT MARKED TO VOTE, "FOR" EACH PROPOSAL AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. WHETHER OR NOT YOU INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE, DETACH AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                                                                                     FOR      AGAINST        ABSTAIN
1.     To consider and act upon a proposal to liquidate and dissolve each Fund,      [ ]        [ ]            [ ]
       as set forth in the Plan of Liquidation and Dissolution attached to the accompanying proxy statement as Appendices A, B and C.


NOTE: Such other business as may properly come before the meeting or any adjournment thereof.


                         PLEASE SIGN ON THE REVERSE SIDE